SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                   Dated as of

                                December 16, 1999










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                                TABLE OF CONTENTS

1.       Purchase and Sale of Stock............................................1
         1.1.     Sale and Issuance of Series A Preferred Stock................1
         1.2.     Closing......................................................1
         1.3.     Delivery.....................................................1
2.       Representations and Warranties of the Company.........................2
         2.1.     Organization, Good Standing and Qualification................2
         2.2.     Capitalization...............................................2
         2.3.     Subsidiaries.................................................3
         2.4.     Liabilities..................................................3
         2.5.     Authorization................................................3
         2.6.     Valid Issuance of Preferred and Common Stock.................3
         2.7.     Governmental Consents........................................4
         2.8.     Litigation...................................................4
         2.9.     Compliance with Other Instruments............................4
         2.10.    Brokers or Finders...........................................5
3.       Representations and Warranties of the Investors.......................5
         3.1.     Experience...................................................5
         3.2.     Purchase Entirely for Own Account............................5
         3.3.     Rule 144.....................................................6
         3.4.     No Public Market.............................................6
         3.5.     Access to Data...............................................6
         3.6.     Authorization................................................6
         3.7.     Principal Address............................................7
4.       Conditions of the Investors' Obligations at Closing...................7
         4.1.     Representations and Warranties...............................7
         4.2.     Performance..................................................7
         4.3.     Compliance Certificate.......................................7
         4.4.     Absence of Litigation........................................7
         4.5.     Blue Sky.....................................................7
         4.6.     Opinion of Company Counsel...................................8
         4.7.     Supporting Documents.........................................8
         4.8.     Other Agreements.............................................8
         4.9.     Restated Certificate.........................................8
         4.10.    Stock Incentive Plan.........................................8
5.       Conditions of the Company's Obligations at the Closing................8
         5.1.     Representations and Warranties...............................8
         5.2.     Performance..................................................9
         5.3.     Compliance Certificate.......................................9
         5.4.     Blue Sky.....................................................9
         5.5.     Other Agreements.............................................9
         5.6.     Absence of Litigation........................................9
         5.7.     Restated Certificate.........................................9
         5.8.     Stock Incentive Plan.........................................9

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6.       Participation Rights.................................................10
7.       Miscellaneous........................................................10
         7.1.     Governing Law...............................................10
         7.2.     Survival....................................................11
         7.3.     Successors and Assigns......................................11
         7.4.     Entire Agreement; Amendment.................................11
         7.5.     Notices, Etc................................................11
         7.6.     Delays or Omissions.........................................11
         7.7.     California Corporate Securities Law.........................12
         7.8.     Expenses....................................................12
         7.9.     Counterparts................................................12
         7.10.    Severability................................................12
         7.11.    Dispute Resolution..........................................12


Exhibits:
--------

Exhibit A         List of Investors
Exhibit B         License Agreement
Exhibit C         Amended and Restated Certificate of Incorporation
Exhibit D         Form of Opinion of Company Counsel
Exhibit E         Stockholders Agreement
Exhibit F         Common Stock Purchase Agreement
Exhibit G         Warrants
Exhibit H         1999 Stock Incentive Plan
Exhibit I         Form of DTN Promissory Note
Exhibit J         Form of Opinion of DTN Counsel


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         This Series A Preferred Stock Purchase  Agreement (this "Agreement") is made as of December 16, 1999 (the "Effective Date"), by and among EarthScan Network Inc., a Delaware corporation (the "Company"), with its principal offices located at 6565 Americas Parkway, Albuquerque, New Mexico, 87110 and the Investors listed on Exhibit A attached hereto, each of which is referred to herein as an "Investor" and all of which are collectively referred to herein as the "Investors."

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Purchase and Sale of Stock.

            1.1. Sale and Issuance of Series A Preferred Stock. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase and the Company agrees to sell and issue to each Investor on the Closing Date, that number of shares of Series A Preferred Stock set forth opposite such Investor's name on Exhibit A hereto, with a fair market value as of the Closing Date of $100.00 (One Hundred Dollars) per share. The shares of Series A Preferred Stock to be sold to the Investors pursuant to this Agreement are collectively referred to herein as the "Shares." In exchange for its Shares, Data Transmission Network Corporation ("DTN") will pay to the Company in cash the aggregate amount of $500,000 (Five Hundred Thousand U.S. Dollars) and will execute and deliver to the Company the promissory note with an initial outstanding principal amount equal to $2,500,000 (Two Million Five Hundred Thousand U.S. Dollars) in the form attached hereto as Exhibit I (the "Promissory Note"). In exchange for its Shares, Photon Research Associates, Inc. ("PRA") will grant to the Company the exclusive licenses and other rights as set forth in the License Agreement attached hereto as Exhibit B (the "License Agreement"). The Shares will have the powers, rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit C (the "Restated Certificate").

            1.2. Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall take place at the offices of Latham & Watkins, 701 "B" Street, San Diego, California, at 10:00 a.m. on December 28, 1999, or at such other time and place as the Company and the Investors mutually agree (the "Closing Date").

            1.3. Delivery. On the Closing Date, the Company will deliver to each Investor a certificate or certificates registered in such Investor's name representing the Shares purchased by the Investor, as set forth on Exhibit A hereto, against (i) payment by DTN to the Company, by check or wire transfer, of the cash portion of the purchase price for its Shares, together with the execution and delivery of the Promissory Note, representing payment in full of the purchase price for its Shares and (ii) execution and delivery of the License Agreement by PRA, representing payment in full of the purchase price for its Shares. In addition to the foregoing, each party will deliver at the Closing such other agreements, instruments, documents and certificates which are referred to in Sections 4 and 5 hereof. Immediately following the Closing, the issuance of Shares will be recorded in the Company's share register.


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         2. Representations and Warranties of the Company. Except as affected by the transactions contemplated hereby, the Company hereby represents and warrants to the Investors as of the date hereof and as of the Closing as follows:

            2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and carry on its business as currently conducted and as it is currently planned to be conducted. The Company is duly qualified to do business as a foreign corporation in each state in which the failure to do so could reasonably be expected to result in a material adverse effect on the Company.

            2.2. Capitalization. As of the date hereof and immediately prior to the issuance of the Shares (i) the authorized capital stock of the Company consists of 200,000 shares of Common Stock, and 100,000 shares of Preferred Stock, of which 60,000 are designated Series A Preferred Stock (the "Series A Stock") and 40,000 remain undesignated; and (ii) the Company has reserved 60,000 shares of Common Stock for issuance upon conversion of the Shares, 9,000 shares of Common Stock for issuance to key employees pursuant to the Company's 1999 Stock Incentive Plan, 4,000 shares of Common Stock for issuance to certain key employees, consultants and officers of the Company pursuant to the Common Stock Purchase Agreement executed concurrently herewith, and 1,500 shares of Common Stock for issuance upon exercise of certain Warrants (defined below) issued to the Company's financial advisor concurrently herewith. Except as contemplated by this Agreement, the Stockholders Agreement (defined below), the License Agreement and the Warrants, there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company (or any of its subsidiaries) of any securities of the Company (or any of its subsidiaries) nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal. Neither the offer nor the issuance or sale of the Shares constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. Except as provided in this Agreement, no holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company.

            2.3. Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any other corporation, limited liability company, trust, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

            2.4. Liabilities. The Company has no material liabilities or obligations, absolute or contingent except liabilities and obligations that (i) were incurred in the ordinary course of business or (ii) are set forth on
Schedule 2.4 attached hereto.

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            2.5. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and each of such documents included herein as Exhibits to this Agreement, hereinafter referred to as the "Ancillary Documents," the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder and the Common Stock issuable upon conversion of the Shares has been taken and this Agreement and the Stockholders Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in
effect  generally  relating  to  or  affecting   creditors'  rights;  and  (iii)
limitations on the enforceability of any indemnification provisions.

            2.6. Valid Issuance of Preferred and Common Stock. The Shares being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Ancillary Documents and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Shares purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of this Agreement and the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Ancillary Documents and under applicable state and federal securities laws.

            2.7. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, on the part of the Company is required in connection with the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares) or the consummation of any other transaction contemplated hereby, except for the following: (i) the filing of a notice of exemption pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended (the "California Securities Law"), which shall be filed by the Company promptly following the Closing; and (ii) the compliance with other applicable state and federal securities laws, which compliance will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investors set forth in Section 3 below are true and correct, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and from the qualification requirements of Section 25110 of the California Securities Law.

            2.8. Litigation. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, currently threatened before any court, administrative agency or other governmental body (nor, to best of the Company's knowledge, is there any basis for any such action, suit, proceeding or investigation), which (i) would reasonably be

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expected  to have a  material  adverse  effect on the  condition  (financial  or otherwise), business, property, assets or liabilities of the Company, taken as a whole, or (ii) would reasonably be expected to have an adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement or the Ancillary Documents, or which otherwise challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Ancillary Documents. The Company is not a party or subject to, and none of the assets of the Company is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. To the best knowledge of the Company, the Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

            2.9. Compliance with Other Instruments. The business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. The Company is not in violation or default of any provision of its Certificate of Incorporation or By-laws, each as amended and in effect as of the Closing. The Company is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company or of any provision of any federal, state or local statute, rule or governmental regulation which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company, taken as a whole. The execution, delivery and performance of and compliance with this Agreement and the Ancillary Documents and the issuance and sale of the Shares will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision. The Company is not subject to any legal or contractual restriction which would prohibit it from entering into or performing its obligations under this Agreement or the Ancillary Documents.

            2.10. Brokers or Finders. Except for the issuance of the Warrants and payment of $180,000 in fees to the Company's financial advisor, Flemming, Lessard & Shields, the Company has not engaged any brokers, finders or agents and the Investors have not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement and the transactions it contemplates. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investors or any of their respective officers, partners, employees or representatives is responsible as a result of any action taken by the Company, except for fees disclosed in the preceding sentence.


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         3.  Representations  and  Warranties  of the  Investors.  Each Investor
severally and not jointly hereby represents and warrants as of the date hereof and as of the Closing as follows:

            3.1. Experience. Such Investor is experienced in evaluating start-up companies such as the Company, and has either individually or through its current officers such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the Investor's prospective investment in the Company, and has the ability to bear the economic risks of the investment. Investor is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

            3.2. Purchase Entirely for Own Account. Such Investor is acquiring the Shares (and the Common Stock issuable upon conversion of the Shares) for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution thereof. Such Investor understands that the Shares (and the Common Stock issuable upon conversion of the Shares) have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares (or any Common Stock acquired upon conversion thereof). Such Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not, and any issuance of Common Stock on conversion may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

            3.3. Rule 144. Such Investor acknowledges that the Shares (and the Common Stock issuable upon conversion of the Shares) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Such Investor covenants that, in the absence of an effective registration statement covering the stock in question, such Investor will sell, transfer, or otherwise dispose of the Shares (and any Common Stock issued on conversion thereof) only in a manner consistent with the such Investor's representations and covenants set forth in this Section 3. In connection therewith, such Investor acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this
Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

            3.4. No Public Market. Such Investor understands that no public market now exists for any of the securities issued by the Company, and there is no assurance that a public market will ever exist for the Shares (or the Common Stock issuable upon conversion of the Shares).


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            3.5.  Access  to Data.  Such  Investor  has  received  and  reviewed information about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to review the Company's facilities. Such Investor understands and acknowledges that such discussions, as well as any written information issued by the Company, (i) were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company's actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements, except that the Company represents that all such written information was prepared in good faith with a reasonable basis.

            3.6. Authorization. Each of this Agreement and the Stockholders Agreement when executed and delivered by such Investor will constitute a valid and legally binding obligation of such Investor, enforceable in accordance with its terms subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

         4. Conditions of the Investors' Obligations at Closing. The obligation of each Investor to purchase Shares at the Closing is subject to the fulfillment on or before the Closing Date of each of the following conditions by the Company, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

            4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

            4.2. Performance. Each party thereto (other than such Investor) shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the Ancillary Documents that are required to be performed or complied with by it on or before the Closing Date.

            4.3. Compliance Certificate. The President or Chief Executive Officer of the Company shall deliver to each Investor on the Closing Date a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

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            4.4. Absence of Litigation.  No action, suit, or proceeding shall be threatened, instituted or pending before any court or administrative agency of any federal, state or local jurisdiction seeking an injunction, judgment, order, decree, ruling, or charge which would prevent consummation of any of the transactions contemplated by this Agreement or cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

            4.5. Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Shares.

            4.6. Opinion of Company Counsel. Each Investor shall have received from Latham & Watkins, counsel for the Company, an opinion with respect to the Shares, dated as of the Closing Date, in the form attached hereto as Exhibit D.

                  (a) A copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement;

                  (b) A certificate of incumbency executed by the secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the Restated Certificate of the Company delivered to legal counsel for the Investors at the time of the execution of this Agreement have been validly adopted and have not been amended or modified.

            4.8. Other Agreements. Each party thereto (other than such Investor) shall have entered into: (i) the Stockholders Agreement between the Company and certain named investors of even date herewith and attached in the form as Exhibit E (the "Stockholders Agreement"); and (ii) the License Agreement. The Company shall have entered into (a) the Common Stock Purchase Agreement in the form attached hereto as Exhibit F (the "Common Agreement"); and (b) the five year warrant to purchase 1,500 shares of Common Stock in the form attached hereto as Exhibit G (the "Warrants").

            4.9. Restated Certificate. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware.

            4.10. Stock Incentive Plan. The Company's Board of Directors shall have adopted and approved the 1999 Stock Incentive Plan of the Company (the "Stock Option Plan") in the form attached hereto as Exhibit H.

         5. Conditions of the Company's Obligations at the Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions by that Investor:

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            5.1.   Representations  and  Warranties.   The  representations  and
warranties of each Investor contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

            5.2. Performance. Each Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

            5.3. Compliance Certificate. An executive officer of each Investor shall deliver to the Company at the Closing Date a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

            5.4. Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state for the offer and sale of the Shares.

            5.5. Other Agreements. Each party thereto other than the Company shall have entered into the: (i) Stockholders Agreement; (ii) the License Agreement; (iii) the Common Agreement; and (iv) the Warrants.

            5.6. Absence of Litigation. No action, suit, or proceeding shall be threatened, instituted or pending before any court or administrative agency of any federal, state or local jurisdiction seeking an injunction, judgment, order, decree, ruling, or charge which would prevent consummation of any of the transactions contemplated by this Agreement or cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

            5.7. Restated Certificate. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware.

            5.8. Stock Incentive Plan. The Company's Board of Directors shall have adopted and approved the Stock Incentive Plan.

            5.9 Promissory Note. DTN shall have executed and delivered the Promissory Note to the Company.

            5.10 Opinion of DTN Counsel. The Company shall have received from Abrahams Kaslow & Cassman, counsel for DTN, an opinion with respect to the Promissory Note, dated as of the Closing Date, in the form attached hereto as Exhibit J.

         6. Participation Rights

            6.1. The Company agrees that if it proposes to issue additional equity securities or any instruments, options, warrants, convertible securities or other rights for or convertible into additional equity securities (collectively, "New Equity Securities"), each holder of Shares (or any Common

                                       11

Stock issued upon conversion thereof) shall be entitled to purchase a percentage of such New Equity Securities to be issued by the Company equal to the percentage of the Company's aggregate outstanding Shares (and any Common Stock issued upon conversion thereof) held by such stockholder. If a holder elects not to purchase all of the New Equity Securities to which it is entitled, then each of the other such holders shall be entitled to purchase its proportionate share of such New Equity Securities.

            6.2. The rights set forth in Section 6.1 shall not apply to:

                  (a) shares issued in connection with acquisitions by the Company or any of its subsidiaries of businesses or assets;

                  (b) shares issued to strategic partners of the Company or any of its subsidiaries pursuant to transactions approved by the Company's Board of Directors;

                  (c) shares reserved for issuance upon exercise of options or warrants granted or to be granted to officers, directors, employees and consultants of the Company or any of its subsidiaries and approved by the Board of Directors of the Company;

                  (d) shares issued or issuable in connection with credit lines and equipment financing and leasing;

                  (e) shares issued upon exercise or conversion of options, warrants or convertible securities;

                  (f) shares issued  pursuant to a registered  public  offering;
         and

                  (g) shares issued in connection with stock splits, stock dividends and similar events.

            6.3. The rights set forth in this Section 6 shall terminate without further action by the Company or any holder of Shares upon completion of a firmly underwritten public offering by the Company.

         7. Miscellaneous

            7.1. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to choice of laws or conflict of laws provisions thereof.

            7.2.  Survival.  The  representations,   warranties,  covenants  and
agreements   made  herein  shall   survive  the  closing  of  the   transactions
contemplated hereby.

            7.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto;

                                       12
provided, however, that the rights of each Investor to purchase Shares shall not be assignable without the consent of the Company and the other Investor in their sole discretion.

            7.4. Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. Notwithstanding the foregoing, holders of a majority of the outstanding Shares (whether or not converted) may waive or amend, on behalf of each Investor and other holders of Shares, any provisions hereof benefiting the Investors so long as the effect thereof will be that all such Investors and other holders of Shares will be treated equally.

            7.5. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor at such Investor's address set forth on Exhibit A to this Agreement or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at its address set forth on the first page of this Agreement addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors. If notice is provided by mail, notice shall be deemed to be given upon proper deposit in a mailbox.

            7.6. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

            7.7. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH

                                       13

SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

            7.8. Expenses. The Company and each Investor shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

            7.9. Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

            7.10. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

            7.11. Dispute Resolution. Any dispute, claim or controversy arising under this Agreement or in any way related to this Agreement, or its interpretation, enforceability or inapplicability that cannot be resolved by mutual agreement of the parties shall be submitted to binding arbitration. The arbitration shall be conducted by a single arbitrator mutually agreed upon by the parties or, if no arbitrator is mutually selected within thirty (30) days of a demand therefor, then by a retired judge from the Judicial Arbitration and Mediation Service/Endispute ("JAMS") office located in San Diego, California. The arbitration shall be conducted in San Diego, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration award shall be final and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The parties hereby consent to the consolidation of any arbitration hereunder with any arbitration commenced under the License Agreement, the Stockholders Agreement, the Common Stock Purchase Agreement and/or the Warrants.

                            [SIGNATURE PAGE FOLLOWS]


                                       14

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                            EARTHSCAN NETWORK INC.


                                    By:/s/ John Rasure
                                       ------------------------------
                                       John Rasure
                                    Title: President

                                    By:/s/ Sonya Kay Porth
                                       ------------------------------
                                       Sonya Kay Porth
                                    Title:Corporate Secretary


INVESTORS:                          DATA TRANSMISSION NETWORK CORPORATION

                                    By:/s/Greg T. Sloma
                                       ------------------------------
                                       Greg T. Sloma
                                    Title:President & COO

                                    By:/s/ Brian L. Larson
                                       ------------------------------
                                       Brian L. Larson
                                    Title:SVP & CFO


                                    PHOTON RESEARCH ASSOCIATES, INC.

                                    By:/s/ James A. Myer
                                       -------------------------------
                                       James A. Myer
                                    Title: CO-COB

                                    By:/s/ Sonya Kay Porth
                                       ------------------------------
                                       Sonya Kay Porth
                                    Title:Corporate Secretary/Treasurer



                                       15

                                   Exhibit A

                               List of Investors

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       16

                                   Exhibit B

                               License Agreement

                                LICENSE AGREEMENT

         THIS LICENSE AGREEMENT ("Agreement") is made as of December 16, 1999 (the "Effective Date") by and between Photon Research Associates, Inc., a California corporation ("Licensor") and EarthScan Network Inc., a Delaware corporation ("Licensee"), with reference to the following facts:

         A. Licensor has developed and owns certain Technology.

         B. Licensee is desirous of licensing and exploiting the Technology, on the terms and conditions set forth within this Agreement.

         NOW  THEREFORE,  in  consideration  of the  foregoing and of the mutual promises hereinafter set forth, as well as other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as set forth below.

1.  Definitions.


            a. "Affiliate" shall mean any corporation or other business entity, in whatever country organized, which, directly or indirectly, controls, is controlled by or is under common control with Licensee. "Control" as used in this definition shall mean the ownership of more than 50% of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the party in question, by contract or otherwise.

            b. "Documentation" means (i) the internal source code (including, without limitation, all comments and procedural code, flow charts, schematics, statements of principles of operations and architecture standards) for the software included in the Licensed Products (other than Third Party Software);
(ii) development process documents (including schematics, diagrams and flow charts) prepared in connection with the development of the Licensed Products (other than Third Party Software); and (iii) the end user manual for the Licensed Products.

            c. "Improvements" means and comprises any correction, modification, alteration, enhancement, improvement, update or revision to the Licensed Products or the Documentation.

            d. "Intellectual Property" means and comprises any patents, patent applications, copyrights and copyright applications and trade secrets of Licensor claiming or embodied in the Licensed Products, the Documentation or the Improvements thereto.

            e. "Know How" means and comprises technical data and information in Licensor's possession necessary or helpful for Licensee to make, have made and use the Licensed Products, the Documentation or any Improvements thereto, including, but not limited to, techniques, methods, formulations, plans, specifications, programs, schematics, designs and other similar information.

                                       17

            f. "Licensed Products" means and comprises the "Tierra Station" system and related software which incorporates or is derived in part from the Technology and is described in Exhibit "A" attached hereto, but excluding any Third Party Software.

            g. "Technology" means and comprises the Know-How and Intellectual Property.

            h. "Third Party Software" means and comprises those software programs owned by third parties which are used in connection with or are integrated with the Licensed Products, as set forth on Exhibit "B" attached hereto.

2. Grant of Licenses.


            a. Technology License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an exclusive (even as against Licensor), worldwide, fully-paid, perpetual license, with rights to sublicense, to (i) use, test, update, upgrade, enhance, modify, lease and sell the tangible elements of the Technology, Licensed Products and Licensor's Improvements to Licensed Products and Documentation to ingest, process, store and disseminate information to customers within the Field of Exploitation (as defined in Section 2(b) below) and (ii) reproduce, make derivative works of, publicly perform, publicly display in any form or medium, whether now known or later developed, distribute, make and have made, use and sell any of the Technology and all intangible elements of the Licensed Products and Documentation and Licensor's Improvements to Licensed Products and Documentation for the purposes of developing and marketing products and services of Licensee within the Field of Exploitation. Notwithstanding the foregoing, Licensee will not sublicense, distribute, lease or sell all or any portions of the Technology, Licensed Products or Documentation or Licensor's Improvements thereto to third parties without the prior approval of Licensee's Board of Directors.

            b. Field of Exploitation. "Field of Exploitation" means all commercial applications or markets for information disseminated through the Licensed Products and any Improvements thereto, but excluding the exploitation in any manner of Licensed Products and any Improvements thereto in military or government intelligence applications or markets worldwide. Notwithstanding the foregoing, if Licensor desires to exploit the Licensed Products or any Improvements thereto in a commercial application or market that is otherwise included in the Field of Exploitation, Licensor may so indicate its desire by written notice to Licensee and Data Transmission Network Corporation ("DTN"). Within thirty (30) days following receipt of such notice, Licensee shall convene a meeting of its Board of Directors, who shall consider such commercial application or market described in Licensor's notice, and the Licensee's Board of Directors shall determine whether Licensee shall (i) pursue such application or market (in which case Licensee shall then use commercially reasonable efforts to pursue such application or market, in light of Licensee's then-current business plan and product development plan) or (ii) elect not to pursue such application or market. However, if Licensee's Board of Directors is evenly split on whether or not to pursue any such application or market and all of the directors appointed by DTN (pursuant to Section ___ of that certain Stockholders Agreement between Licensor, Licensee, DTN and other persons of even date herewith) have voted to pursue such appplication or market, then such application or market shall remain included in the Field of Exploitation

                                       18
regardless of whether Licensee pursues such application or market. If Licensee's Board of Directors elects not to pursue any such application or market or the Board is at an impasse other than under the circumstances described in the preceding sentence, then such application or market shall thereafter be deemed excluded from the Field of Exploitation and Licensor may pursue the exploitation of such application or market independently.

            c. Third Party Software. Notwithstanding any provision of this Agreement to the contrary, Licensee acknowledges and agrees that the use of Third Party Software is required to achieve the intended functionality of the Licensed Products, that Licensee must independently obtain its own licenses to use the Third Party Software, and that Licensor is not licensing or otherwise providing to Licensee any rights to the Third Party Software or the documentation related thereto. Licensor makes no representation or warranty whatsoever concerning the Third Party Software or related documentation, or the ability of Licensee to obtain the rights to use such software or related documentation.

            d. Ownership. The entire rights, title and interest in and full ownership of the Licensed Products, Documentation and Technology, and all Improvements and copies thereof, together with all Intellectual Property rights claiming or embodied in the foregoing, shall remain exclusively with and the exclusive property of Licensor, subject only to the right and license expressly granted to Licensee herein. This Agreement does not provide Licensee with title or ownership of the Licensed Products, Documentation or Technology, or any Improvements thereto, but only a right of limited use.

3.  Improvements.


            a. Licensee Improvements. To the extent developed, written, or conceived by Licensee or its agents or contractors after the Effective Date, Licensee shall own all Improvements and all technology, know-how and intellectual property claiming or embodied in such Improvements or the documents related thereto (to the extent not already licensed to Licensee hereunder). Licensee agrees to promptly disclose and deliver to Licensor all such Improvements during the Term of this Agreement. Licensee hereby grants to Licensor a non-exclusive, worldwide, fully-paid, perpetual license, with rights to sublicense, to (i) use, test, update, upgrade, enhance, modify, lease and sell the tangible elements of the technology, know-how and intellectual property claiming or embodied in Licensor's Improvements to Licensed Products and Documentation to ingest, process, store and disseminate information to customers outside the Field of Exploitation and (ii) reproduce, make derivative works of, publicly perform, publicly display in any form or medium, whether now known or later developed, distribute, make and have made, use and sell all intangible elements of Licensee's Improvements to Licensed Products and Documentation for the purposes of developing and marketing products and services of Licensor outside of the Field of Exploitation.

            b. Licensor Improvements. To the extent developed, written, or conceived by Licensor or its agents or contractors, Licensor shall own all Improvements and all Technology claiming or embodied in such Improvements or the documents related thereto. Licensor agrees to promptly disclose and deliver to Licensee all such Improvements during the Term of this Agreement. All Improvements by Licensor during the Term of this Agreement shall become a part

                                       19
of the  Technology  upon  creation  and subject to the  licenses  granted  under
Section 2 and the other terms and conditions of this Agreement.

4. Non-Disclosure of Information.

            a. Confidentiality Obligation. Each party shall keep in confidence, use only for the purposes and as expressly authorized herein, and prevent the disclosure to any person or persons (outside its organization or to any unauthorized person or persons) of all of the ideas, processes, trade secrets, inventions, discoveries, know-how, other technical research and development, and commercial and proprietary information disclosed to such party by the other party (collectively, "Proprietary Information"). Each party's obligation to keep Proprietary Information of the other in confidence will include disclosing
Proprietary Information to employees or agents of such party only as necessary for the performance of such party's obligations under this Agreement, requiring third parties to whom such party discloses Proprietary Information to enter into confidentiality obligations similar to those included in this Paragraph, marking written copies of Proprietary Information as "Confidential/Proprietary Trade Secret Information" and maintaining similar markings on files in which Proprietary Information is stored. Either party shall have the right to disclose Proprietary Information of the other to any sublicensee, subject to its first obtaining the written agreement of such sublicensee to abide by the provisions of this Section 4.

            b. Information Not Included. Proprietary Information, as defined in Paragraph 4(a), does not include any information which:

                  (i) was in the public domain at the time it was disclosed;

                  (ii) was independently known to a party at the time of disclosure as shown by documentation sufficient to establish such knowledge, from a source not subject to confidentiality obligations to the other party; or

                  (iii) was disclosed to a party by third parties not subject to confidentiality obligations to the other party.

            c. Documents. All documents, books, notebooks, papers, drawings, sketches, formulas (or copies of extracts thereof), and other data of any kind and description pertaining to the Proprietary Information (collectively, "Proprietary Documents") that have been or will be disclosed by one party to the other party have been or will be disclosed with a clear understanding by the receiving party that they contained or will contain information valuable to the disclosing party. The receiving party shall make only one copy of the Proprietary Documents and Documentation (other than the end user manual) to create an archive copy for use as a backup. Upon termination of this Agreement, each party will promptly deliver to the other party all Proprietary Documents and Documentation of the other party, including all copies of the Proprietary Documents and Documentation in its possession.

            d. Compelled Disclosure. In the event that a party or anyone to whom such party transmits any Proprietary Information or Proprietary Documents of the other party in accordance with this Agreement is legally requested (by oral questions, interrogatories, request for information or documents, subpoena,

                                       20
civil investigative demand or similar process) or otherwise required to disclose any Proprietary Information or Proprietary Documents of the other party, such party will provide the other party with notice, prior to disclosing such Proprietary Information or Proprietary Documents, so that the other party may seek an appropriate protective order and/or waive compliance with this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, such party is nonetheless legally compelled to disclose such information, it may, without liability hereunder, furnish that portion of such Proprietary Information or Proprietary Documents.

5. [Intentionally Omitted.]

6. Marking Products. Licensee shall appropriately mark all Licensed Products (and components thereof) as reasonably required by Licensor from time to time.

7. Representations and Warranties. Licensor represents and warrants to Licensee and DTN as of the Effective Date that: (a) Licensor has the right, power and authority to grant the licenses granted in this Agreement and to perform its obligations hereunder; (b) the Technology does not infringe any U.S. or foreign patent, trademark or copyright of any third party, nor is Licensor aware of any threatened claim of any such infringement; (c) Licensor is not aware of any third-party products which infringe on its proprietary rights in the Technology;
(d) this Agreement constitutes valid and legally binding obligations of Licensor, enforceable against Licensor in accordance with its terms, subject to:
(i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of indemnification provisions; (e) except with respect to Third Party Software and hardware manufactured by third parties included in the Licensed Products, for which no representation or warranty is made hereunder, Licensor is the owner of all right, title and interest in and to the Licensed Products and Technology and has not granted licenses thereunder to any other entity in the Field of Exploitation; (f) except with respect to Third Party Software and hardware manufactured by third parties included in the Licensed Products, for which no representation or warranty is made hereunder, the Licensed Products are free from defects in manufacture, materials and design;
(g) the Licensed Products function on the machines and with operating systems for which they are designed; and (h) the Licensed Products conform to the specifications and functions set forth in the Documentation. Licensor further represents and warrants to Licensee and DTN that neither the performance nor the functionality of the Licensed Products will be affected by any changes to the date format or date calculations within any part of the Licensed Products either before, during or after the year 2000. Without limiting the generality of the foregoing, Licensor represents and warrants that the Licensed Products are year 2000 compliant. Year 2000 compliant means fault-free performance in the processing of date and date-related data (including, but not limited to, calculating, comparing and sequencing) by the Licensed Products, individually and in combination, as a system. Fault-free performance means (i) no invalid or incorrect results or abnormal termination will occur prior to, during and after January 1, 2000 as a result of date or date-related data or data processing;
(ii) proper calculation and handling of leap years; and (iii) except for normal user interfaces (e.g. four digit date entry) identified in the Documentation, such date data processing shall be transparent to a user. Except as provided in this Section 7, Licensor makes no representations or warranties, express or implied, concerning this Agreement, the Technology, the Documentation or the

                                       21

Licensed  Products.  The  representations  and warranties of Licensor under this
Section 7 shall survive for a period of five years from and after the Effective Date. Any claim for a breach of such representations and warranties or indemnification in respect thereof must be asserted in writing with particularity against Licensor prior to the expiration of such five-year period. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION 7, LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR ARISING FROM A COURSE OF DEALING OR USAGE IN TRADE.

8. Indemnification.

            a. Except for claims which are subject to Licensor's indemnification as set forth in Section 8(b) below, Licensee hereby indemnifies and agrees to hold harmless Licensor and its officers, directors and shareholders from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting therefrom, including court costs and reasonable attorneys' fees, resulting from the manufacture or use (or misuse) of Licensed Products, Documentation or Technology (or any Improvements thereto made by Licensee) by Licensee or its Affiliates or any breach of Licensee's obligations under this Agreement. Licensee's obligations under this Section 8(a) shall survive the termination of this Agreement for any reason. Licensor agrees to give Licensee prompt notice of any such claim, demand, or action and to cooperate in the defense and settlement of said claim, demand, or action as reasonably requested by Licensee; provided, that Licensee shall reimburse Licensor for all reasonable expenses incurred by such cooperation. Licensee shall not settle any such claim, demand or action without the prior written consent of Licensor, not to be unreasonably withheld or delayed.

            b. Licensor hereby indemnifies and agrees to hold harmless Licensee and DTN and their respective officers and directors from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting therefrom, including court costs and reasonable attorneys' fees, resulting from a breach of Licensor's representations and warranties or covenants set forth herein. Subject to Section 7, Licensor's obligations under this Section 8(b) shall survive the termination of this Agreement for any reason. Licensee and DTN agree to give Licensor prompt notice of any such claim, demand, or action and to cooperate in the defense and settlement of said claim, demand, or action as reasonably requested by Licensor; provided, that Licensor shall reimburse Licensee and DTN for all reasonable expenses incurred by such cooperation. If Licensee's use of the Licensed Products or Improvements thereto made by Licensor is enjoined, Licensee agrees to allow Licensor at Licensor's option and expense, to either secure the right for Licensee to continue to exercise its rights in such Licensed Products or Improvements, or to replace or modify them in an equivalent manner so they become noninfringing. Licensee hereby agrees that Licensor shall have no liability for or with respect to infringement actions or claims to the extent that they arise by reason or result from: (a) modification of Licensed Products or Improvements other than by Licensor; or (b) Licensee's failure to utilize an updated or modified version provided by Licensor; or (c) Licensor's compliance with Licensee's designs, plans or specifications; or (d) the combination of non-infringing items with items not supplied or specified by Licensor; provided, the infringement described in (a) through (d) would have been avoided but for such modification, use, compliance or combination; or (e) any infringement claim in which Licensee

                                       22
has an interest. Licensee shall indemnify Licensor from all claims and expenses, including reasonable attorneys' fees, which are occasioned by the exceptions stated in the preceding sentence of this paragraph.

9. Enforcement of Intellectual Property.

            a. Enforcement. Licensee, at its sole expense, shall have the first right, but not the obligation, to enforce all proprietary rights in the Technology with respect to any suspected infringement of such proprietary rights in the Field of Exploitation which occurs in whole or in part prior to the termination of this Agreement and, subject to Section 9(c), to retain any recovery arising out of the prosecution of such actions. Licensee shall promptly notify Licensor if it becomes aware of any suspected infringement by third parties of any proprietary rights in the Technology. Licensor shall have the non-exclusive right to enforce the proprietary rights in the Technology with respect to any suspected infringement in the Field of Exploitation which occurs, if after thirty (30) days after Licensee's receipt of Licensor's request for Licensee to initiate an action, Licensee has not initiated an action to enforce such proprietary rights with respect to such infringement. Licensee shall cooperate with Licensor in any such action at Licensor's request and expense, but Licensee shall not be obligated to become a party to any such proceeding unless the laws of the jurisdiction in which the action is to be filed preclude Licensor from enforcing the proprietary rights in the Technology without joining Licensee as a party. Licensor shall be entitled to any recovery from any proceeding it pursues at its sole expense under this Section 9. Licensor shall have the exclusive right to enforce all proprietary rights in the Technology with respect to any suspected infringement outside the Field of Exploitation.

            b. Right to Intervene. Each party shall have the right to intervene in any action relating to an infringement of the Technology in the Field of Exploitation brought by the other party, at the intervening party's sole expense.

            c. Joint Action. If any action relates to infringing activities described above under Section 9(a) and the parties jointly participate in the proceeding (in more than name only), each bearing their own expenses, then the parties shall equitably share the recovery.

10.  Termination.


            a. Termination. This Agreement shall be effective as of the Effective Date and shall continue in effect until terminated as provided in
Section 10(b) below (the "Term").

            b. Termination Rights. This Agreement may be terminated, without liability to the party terminating:

                  (i) By Licensee, upon 90 days' notice to Licensor.


                  (ii) By a party,  immediately  upon notice to the other party, if:
                                       23

                       (1) that other party makes a general assignment of all or substantially all of its assets for the benefit of its creditors;

                       (2) that other party applies for, consents to, or acquiesces in the appointment of a receiver, trustee, custodian, or liquidator for its business or all or substantially all of its assets;

                       (3) that other party files, or consents to or acquiesces in, a petition seeking relief or reorganization under any bankruptcy or insolvency laws; or

                       (4) a petition seeking relief or reorganization under any bankruptcy or insolvency laws is filed against that other party and is not dismissed within 90 days after it was filed.

                  (iii) By a party, immediately upon notice to the other party, if the other party's material breach of this Agreement continues uncured or uncorrected for 30 days after notice; provided, however, if the breaching party
(i) reasonably requires longer than 30 days to cure or correct such breach within such 30-day period, and (ii) notifies the non-breaching party of the circumstances requiring such longer period to cure or correct such breach and the breaching party's plans to cure or correct such breach, then the cure period shall be extended for such reasonable time as may be so required to effect such cure or correction, subject to a maximum of 180 days, so long as during that time the breaching party diligently acts in accordance with such plan to effect that cure or correction.

            c. Effect of Termination. Upon the termination of this Agreement:

                  (i) The rights and licenses granted hereby to Licensee shall immediately terminate, notwithstanding the designation of such licenses as perpetual hereunder; and

                  (ii) The rights and licenses  granted hereby to Licensor under
Section 3(a) shall immediately terminate, notwithstanding the designation of such licenses as perpetual hereunder;

                  (iii) each party shall immediately return to the other all physical embodiments of all technology and Proprietary Information, including all Proprietary Documents and documentation, owned by the other party. Each party shall thereafter cease to use the technology and any Proprietary Information, including all Proprietary Documents and documentation, of the other party; and

                  (iv) notwithstanding the termination of license rights granted to a party, said license rights shall survive such termination solely with respect to those products (including improvements thereto) which have been sold, leased or distributed to third parties during the Term of this Agreement.

                                       24

11. Limitation of Liability. In no event shall Licensor's total cumulative liability to Licensee and/or DTN (considered in the aggregate), if any, for all claims of any kind resulting from Licensor's breach of its representations and warranties hereunder or indemnification in respect thereof or otherwise arising from or relating to a breach of such representations and warranties, exceed $3,000,000 in the aggregate. IN THE EVENT OF ANY CONFLICT BETWEEN THIS SECTION 11 AND ANY OTHER PROVISION OF THIS AGREEMENT, THIS SECTION 11 SHALL CONTROL. THIS SECTION 11 SHALL APPLY NOTWITHSTANDING ANY FAILURE OF REMEDY HEREUNDER.

12.  Miscellaneous.

            a. Entire Agreement; Modifications. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No changes or modifications of or additions to this Agreement shall be valid unless the same shall be in writing and signed by each party hereto.

            b. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

            c. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

            d. Waivers. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver of any provision of this Agreement shall be binding on the parties hereto unless it is executed in writing by the party making the waiver.

            e. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and by overnight courier with next-day delivery, and shall be effective as of the delivery date shown by such overnight courier's documentation if sent postage prepaid, and properly addressed to the following addresses:

         If to Licensor:

                  Photon Research Associates, Inc.
                  5720 Oberlin Drive
                  San Diego, CA  92121
                  Attention: Sonya Porth, Corporate Secretary

                                       25

         If to Licensee:

                  EarthScan Network Inc.
                  6565 Americas Parkway
                  Albuquerque, New Mexico  87110
                  Attention: John Rasure, President

         If to DTN:

                  Data Transmission Network Corp.
                  9110 W Dodge Road., Suite 200
                  Omaha, Nebraska  68114-3316
                  Attention:  Greg Sloma, President

Either party may change the address to which notices to such party are to be addressed by giving the other party hereto written notice of such change in the manner herein set forth.

            f. Governing Law. This Agreement is made and shall be governed by, and construed and enforced in accordance with (i) the laws of the United States of America and (ii) the internal laws of the State of California, without regard to the conflict of laws principles thereof, as the same apply to agreements executed solely by residents of California and wholly to be performed within California.

            g. Dispute Resolution. Any dispute, claim or controversy arising under this Agreement or in any way related to this Agreement, or its interpretation, enforceability or inapplicability that cannot be resolved by mutual agreement of the parties shall be submitted to binding arbitration. The arbitration shall be conducted by a single arbitrator mutually agreed upon by the parties or, if no arbitrator is mutually selected within thirty (30) days of a demand therefor, then by a retired judge from the Judicial Arbitration and Mediation Service/Endispute ("JAMS") office located in San Diego, California. The arbitration shall be conducted in San Diego, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration award shall be final and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The parties hereby consent to the consolidation of any arbitration hereunder with any arbitration commenced under the Series A Preferred Stock Purchase Agreement, the Stockholders Agreement, the Common Stock Purchase Agreement and/or the Warrants.

            h. Independent Contractors. Each party is engaged in an independent business and shall perform its obligations under this Agreement as an independent contractor and not as an agent or representative of any other party. Neither party shall have any right or authority to create any obligation or make any representation or warranty in the name or on behalf of the other party. This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the parties or to impose any partnership obligation or liability upon any party.

            i. Attorneys' Fees. In any arbitration or other legal action hereunder, the prevailing party shall be entitled, in addition to any other

                                       26
relief granted, to all actual out-of-pocket costs and expenses incurred by such prevailing party in connection with such arbitration or action and the enforcement and collection of any judgment rendered therein, including, without limitation, all reasonable attorneys' fees, consultant fees and expert witness fees, and a right to such costs and expenses shall be deemed to have accrued upon the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

            j. Survival. The parties hereto agree that, upon termination or expiration of this Agreement for any reason, Sections 1, 2(d), 4, 8, 10(c), 11 and 12 shall survive.

            k. No Third-Party Benefits. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary; provided, however, that DTN shall be an express third-party beneficiary of the representations and warranties set forth in Section 7 and the indemnification provisions in Section 8(b) but in connection therewith shall be subject to the provisions of Sections 4, 11 and 12 hereof.

            l. Counterparts. This Agreement may be executed in several counterparts all of which together shall constitute one and the same instrument with the same force and effect as though each of the parties had executed the same document.

            m. Headings. The Section and Subsection headings used herein are for convenience of reference only, are not a part of this Agreement and are not to affect the construction of, or be taken into consideration in interpreting, any provision of this Agreement.

            n. Bankruptcy. THE PARTIES INTEND FOR THIS AGREEMENT AND THE LICENSES GRANTED HEREUNDER PRIOR TO THE DATE OF TERMINATION PURSUANT TO THE TERMS HEREOF TO COME WITHIN SECTION 365(n) OF THE U.S. BANKRUPTCY CODE AND, NOTWITHSTANDING THE BANKRUPTCY OR INSOLVENCY OF LICENSOR OR LICENSEE, AS APPLICABLE, THIS AGREEMENT AND THE LICENSES GRANTED HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT SO LONG AS LICENSEE OR LICENSOR, AS APPLICABLE, IS IN MATERIAL COMPLIANCE WITH THE TERMS AND CONDITIONS HEREOF.

            o. Compliance with Export Regulations. Licensee shall at all times comply with all export control statutes and regulations of the United States and foreign governments in effect from time to time, including the Export Administration Regulations of the U.S. Department of Commerce. Licensee shall not: (i) ship, transfer or export the Licensed Products or underlying information or Technology or any Improvements thereto into any country to which the U.S. has embargoed goods; or (ii) let it be used by anyone on the U.S.
Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using the Licensed Products or any Improvements thereto, Licensee acknowledges the foregoing and represents and warrants that it is not under the control of a national or resident of any such country or on any such list.

                            [SIGNATURE PAGE FOLLOWS]


                                       27

         IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                         Photon Research Associates, Inc.


                                         By:/s/ James A. Myer
                                            ----------------------------
                                            James A. Myer
                                         Title: COB


                                         By:/s/ Sonya Kay Porth
                                            ----------------------------
                                            Sonya Kay Porth
                                         Title: Corporate Secretary/Treasurer


                                         EarthScan Network Inc.


                                         By:/s/ John Rasure
                                            ------------------------
                                            John Rasure
                                         Title: President


                                         By:/s/ Sonya Kay Porth
                                            -----------------------------
                                            Sonya Kay Porth
                                         Title: Corporate Secretary/Treasurer



                                       28

                                    EXHIBIT A

                        Description of Licensed Products

"The reporting person agrees to furnish supplementally a copy of this omitted exhibit to the Securities and Exchange Commission upon request."

                                       29

                                    EXHIBIT B

                       Description of Third Party Software

Microsoft Windows NT Server 4.0 (Includes Internet Information Server 4.0) Microsoft Windows SQL Server 7.0 with Internet Extension
Microsoft Windows Visual Studio 6.0
ESRI MapObjects 2.0 and Internet Map Server 2.0
Research Systems, Inc.'s Interactive Data Language (IDL) 5.2


                                       30

                                   Exhibit C

                Amended and Restated Certificate of Incorporation

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       31

                                   Exhibit D

                       Form of Opinion of Company Counsel

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       32

                                   Exhibit E

                             Stockholders Agreement

         THIS STOCKHOLDERS AGREEMENT (the "Agreement") is entered into as of December 16, 1999 (the "Effective Date"), by and among EarthScan Network Inc., a Delaware corporation (the "Company"), the persons set forth on the Schedule of Preferred Stockholders attached hereto as Exhibit A (the "Preferred Stockholders"), the persons set forth on the Schedule of Common Stockholders attached hereto as Exhibit B (the "Founders"), and Flemming, Lessard & Shields, LLC ("Warrant Holder"). The Preferred Stockholders, the Founders and the Warrant Holder are referred to herein as the "Investors."

                                    RECITALS

         WHEREAS, concurrently herewith the Company and the Preferred Stockholders are entering into a Series A Preferred Stock Purchase Agreement of even date herewith (the "Preferred Agreement"), pursuant to which the Company shall sell, and the Preferred Stockholders shall acquire, shares of the Company's Series A Preferred Stock.

         WHEREAS, concurrently herewith the Company and the Founders are entering into a Common Stock Purchase Agreement of even date herewith (the "Common Agreement"), pursuant to which the Company shall sell, and the Founders shall acquire, shares of the Company's Common Stock. The shares of Common Stock sold pursuant to the Common Agreement are collectively referred to as the "Founder Shares."

         WHEREAS, concurrently herewith the Company is granting to the Warrant Holder certain five-year warrants to purchase 1,500 shares of the Company's Common Stock ("the Warrants").

         WHEREAS, the Company, the Preferred Stockholders, the Founders and the Warrant Holder desire certain rights and are willing to undertake certain obligations with respect to the outstanding securities of the Company which they own or may acquire, as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

                                   SECTION 1.

                        Restrictions on Transferability;

                               Registration Rights

         1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliates" shall have the meaning set forth in Rule 405 of the Securities Act.

                                       33

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Company's Common Stock, par value $0.0001 per share.

         "Common Stock Equivalents" shall mean all options ("Options") and stock purchase rights ("Stock Purchase Rights") received by participants under the Company's 1999 Stock Incentive Plan.

         "Conversion Shares" shall mean the Common Stock issued or issuable upon conversion of the Series A Preferred Stock or upon exercise of the Warrants.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         "Holder" shall mean (i) any Investor holding Registrable Securities and
(ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.14 hereof, and
(iii) any holder of Common Stock Equivalents.

         "Initiating Holders" shall mean any holder of Registrable Securities or transferees of holders of Registrable Securities under Section 1.14 hereof who in the aggregate are Holders of not less than fifty percent (50%) of the Registrable Securities of Common Stock (including, without limiting the definition of Conversion Shares, shares which will be issued upon the future conversion of the Series A Preferred Stock or upon future exercise of the Warrants).

         "Permitted Transferee" means an Affiliate of any Investor or a Related Party of any Investor.

         "Qualified Public Offering" shall mean a firmly underwritten public offering of Common Stock registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 under the Securities Act (or any successor thereto) or to an employee benefit plan of the Company.

         The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Common Stock" shall mean (i) the Common Stock; (ii) any Common Stock or other securities issued or issuable with respect to the Common Stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, (x) the Registrable Common Stock shall not include Registrable Securities, and (y) shares of Common Stock or other securities shall only be treated as Registrable Common Stock if and so long as they have not been
(A)  sold  to  or  through  a  broker  or  dealer  or  underwriter  in a  public

                                       34
distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.14 hereof, or (D) become eligible for sale under Rule 144 of the Securities Act (or any similar or successor rule).

         "Registrable Securities" shall mean (i) the Conversion Shares; (ii) the Founder Shares; (iii) Common Stock issued pursuant to the exercise of Options or Stock Purchase Rights under the Company's 1999 Stock Incentive Plan; and (iv) any Common Stock of the Company issued or issuable in respect to the Common Stock referred to in clauses (i), (ii) and (iii) above by way of stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.14 hereof, or (D) become eligible for sale under Rule 144 of the Securities Act (or any similar or successor rule).

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the selling Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Related Party" means an individual's spouse, issue, sibling, parent or other member of his or her immediate family or a trust established for the benefit of such person(s) for estate planning purposes.

         "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders, and all fees and disbursements of counsel for the Holders except as provided under Registration Expenses.

                                       35

         "Series A Preferred Stock" shall mean Series A Preferred Stock, $0.0001 par value per share, issued to certain Investors pursuant to that certain Series A Preferred Stock Purchase Agreement of even date herewith.

         "Shares" shall mean the Series A Preferred Stock sold to the Preferred Stockholders pursuant to the Preferred Agreement, the Common Stock sold to Founders pursuant to the Founders Agreements and the Warrants.

         "Transfer" shall have the meaning set forth in Section 3.1 herein.

     1.2 Restrictions. Subject to the provisions of Sections 2.1 and 2.2 of this Agreement, neither the Shares nor the Conversion Shares may be sold, assigned, transferred or pledged to any third party other than to a Permitted Transferee of such Investor. Each Investor will cause any proposed purchaser, assignee, transferee or pledgee of the Shares or the Conversion Shares held by such Investor to assume the transferor's obligations under and agree to take and hold such securities subject to the rights and upon the conditions and other provisions specified in this Agreement, and, as applicable, the Series A Preferred Stock Purchase Agreement and the Common Stock Purchase Agreement. The provisions set forth in this Section 1.2 shall terminate immediately prior to the consummation of a Qualified Public Offering.

     1.3 Restrictive Legend. Each certificate representing (i) the Shares (other than the Warrants), (ii) the Conversion Shares, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR, IF THE COMPANY SO REQUESTS, UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

     "THE SHARES  REPRESENTED BY THIS  CERTIFICATE  MAY BE  TRANSFERRED  ONLY IN
     ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     Each Warrant shall bear the legends set forth above, but modified, as appropriate, to replace the word "SHARES" with the word "WARRANTS". Each Investor consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to

                                       36
implement the restrictions on transfer established in this Section 1.

     1.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail to permit the Company to ascertain transferor's compliance with this Section 1, and shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company and the terms of this Agreement. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the first paragraph of the restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such first paragraph of the restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. Until the consummation of a Qualified Public Offering, each certificate evidencing Restricted Securities transferred as above provided shall bear the second paragraph of the restrictive legend set forth in Section 1.3 above.

     1.5 Requested Registration.

         (a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance, the Company will:

            (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

            (ii) as soon as practicable, and in any event within 120 days, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion

                                       37
of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                  (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  (2) Prior to six months following the effective date of a Qualified Public Offering;

                  (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                  (4) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a), and each of such registrations has been declared or ordered effective and the securities offered pursuant to each of such registrations have been sold; or

                  (5) If the Company shall furnish to such Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board of Directors it would adversely affect or would require the premature disclosure of any financing, acquisition, disposition, or other corporate transaction, or would require the Company to make public disclosure of information which would have a material adverse effect on the Company, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed one-hundred and twenty (120) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

         Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

         (b) Underwriting.  In the event that a registration pursuant to Section
1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 1.5(a)(i). The right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided herein.

                                       38

         The Company shall  (together  with all Holders  proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution during the period specified in Section 1.15.

     1.6 Company Registration

         (a) Notice of Registration. If at any time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration on any registration form that does not permit secondary sales, the Company will:

            (i) promptly give to each Holder written notice thereof; and

            (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to
Section  1.6 shall be  conditioned  upon  such  Holder's  participation  in such

                                       39
underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in the registration and underwriting on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution during the period specified in Section 1.15.

         (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

     1.7 Registration on Form S-3

         (a) The Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms, and the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form at such time.

         (b) If any Holder or Holders of not less than twenty percent (20%) of the Registrable Securities then outstanding requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to

                                       40
effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of the written notice from the Company referred to in the preceding clause (i). The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

         (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on the date six (6) months following the effective date of, any registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors, it would adversely affect or would require the premature disclosure of any financing, acquisition, disposition or other corporate transaction, or would require the Company to make public disclosure of information which would have a material adverse effect on the Company, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

     1.8 Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

     1.9 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5 and 1.6 shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, (i) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (ii) the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses. In such case, the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement.

                                       41

Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all Registration Expenses incurred in connection with any registration pursuant to Section 1.7 shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

     1.10 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof and, at its expense, the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

         (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to

                                       42
state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

         (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

         (f) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

         (h) Otherwise use its best efforts to comply with the applicable rules and regulations promulgated by the Securities and Exchange Commission;

         (i) If and to the extent obtained from the Company's independent accountants, provide to each Holder a copy of any "comfort letter" regarding such registration statement and prospectus; and

         (j) Make available for inspection by any Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided.

     1.11 Indemnification

         (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact

                                       43
contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided that in no event shall any indemnity under this subparagraph 1.11(b) exceed the net proceeds received by such Holder in such registration. Each Holder under this subparagraph 1.11(b) shall be severally, not jointly, liable.

         (c) Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall

                                       44
permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.11(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 1.11(d).

         (e) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section
1.11 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 1.11 hereof. Notwithstanding the provisions of this Section 1.11, no Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                       45

     1.12 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.13 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

         (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

         (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.14 Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by such party (together with any Affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company and the Company has given its consent in writing to such transfer as provided above in this Section 1.14, and (c) such transferee or assignee is a Permitted Transferee.

     1.15  Standoff  Agreement.  Each  Holder  agrees  in  connection  with  any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or Registrable Common Stock (other than those included in the registration) without the prior written

                                       46
consent of such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration in the case of a registration for the Company's initial public offering and ninety (90) days from the effective date of such registration in the case of other registrations) as may be requested by such managing underwriters.

     1.16 Termination of Rights. The rights of any particular Holder to cause the Company to register Registrable Securities under Sections 1.5, 1.6 and 1.7 shall terminate with respect to such Registrable Securities owned by such Holder on the date such securities become eligible for sale under Rule 144 of the Securities Act (or any similar or successor rule).

     1.17 Additional Equity Securities. If the Company issues additional equity securities in the future, the Company and the parties hereto shall cause any person or entity who acquires such securities to become an Investor hereunder and such holder and the Company shall execute a counterpart of this Agreement and an amendment adding such holder's name hereto shall be a condition of any issuance of such additional securities. The covenants set forth in this Section
1.17 shall terminate immediately prior to the consummation by the Company of a qualified Public Offering.

                                   SECTION 2.

                     TAG ALONG RIGHT; RIGHTS TO COMPEL SALE

     2.1 Tag Along.


         (a) At least 20 days prior to any proposed transfer (other than pursuant to a public sale) of an aggregate of at least 20% of the outstanding Common Stock (assuming the exercise of all options and warrants and the conversion of all convertible securities) or more of the outstanding Common Stock in a transaction or series of transactions to one or more bona fide third parties and, for so long as they continue to own shares of Series A Preferred Stock (or Common Stock issued upon conversion thereof), with the prior written consent of each of DTN and PRA, in their sole and absolute discretion (a "Transfer"), by one or more Investors making such a Transfer (the "Transferor"), the Transferor shall give or cause to be given a written notice (the "Tag Along Notice") to the Company and the other Investors (which may be included in the Notice of Proposed Transfer delivered pursuant to section 1.4);

         (b) Each Tag Along Notice shall specify: (i) the name of the proposed transferee, (ii) the number of shares of Preferred Stock or Common Stock to be transferred and (iii) the price per share and all other material terms and conditions of the offer. Each Investor may participate in the contemplated transfer described in the Tag Along Notice on a pro rata basis at the same price per Share and on the same terms by delivering written to the Transferor within 15 days after delivery of the Tag Along Notice. The failure of an Investor to provide the selling Investor with notice within such 15-day period shall be deemed for all purposes of this Agreement to be an irrevocable election by such Investor not to participate in the Transfer. If any Investor has elected to participate in such Transfer, he or she may sell in the Transfer (at the same price and on the same terms), a number of Shares equal to the product of (i) the

                                       47
quotient determined by dividing the percentage of the Corporation's total outstanding shares which are owned by such participating Investor by the percentage of the Corporation's total outstanding shares which are owned by the Transferor and the participating Investors participating in such sale (as a group) and (ii) the number of Shares to be sold in the contemplated Transfer.

         (c) The Transferor shall use its reasonable best efforts to obtain the agreement of the prospective transferee(s) to the participation by the Investors in any contemplated Transfer, and the Transferor shall not transfer any of its Shares to any prospective transferee if such prospective transferee(s) declines to allow the participation by the Investors. Each Investor transferring Shares pursuant to this section 2.1 shall be obligated to join on a pro rata basis (based on the number of Shares to sold to the transferee(s)) in any indemnification or other obligations that the Transferor reasonably agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular Investor such as indemnification with respect to representations and warranties given by an Investor regarding such Investor's title to and ownership of shares, provided that no Investor shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net cash proceeds paid to such Investor in connection with such Transfer).

         (d) All reasonable costs and expenses incurred in connection with any Transfer made pursuant to Section 2.1, including all cost and disbursements, finders' fees or brokerage commissions and the fees and disbursements of a single counsel representing all shares to be transferred in connection therewith, shall be allocated pro rata between the Transferor and the participating Investors based on the aggregate proceeds received by the Transferor and the participating Investors in the Transfer.

         (e) The rights and obligations of the parties set forth in this Section
2.1 shall terminate immediately prior to the consummation by the Company of a Qualified Public Offering.

     2.2 Rights to Compel Sale.

         (a) If one or more Investors propose to sell all or any portion of their Shares in any transaction or any series of transactions in which Shares in an aggregate amount of at least 51% of the outstanding Common Stock (on a fully-diluted basis assuming exercise of outstanding options and warrants and conversion of convertible securities) will be sold to a third party, and, for so long as they continue to own shares of Series A Preferred Stock (or shares of Common Stock issued upon conversion thereof), with the prior written consent of each of DTN and PRA, in their sole and absolute discretion, the selling Investor(s) may compel all other Investors to sell their Pro Rata Share (as defined below) of the aggregate number of Shares owned by such Investor (the "Seller Shares") to such third party for the same per Share consideration and otherwise on the terms and conditions provided in this Section 2.2.

         (b) The selling Investor(s) shall send written notice of the exercise of their rights pursuant to this Section 2.2 to each of the remaining Investors (the "Drag Along Notice"), setting forth the percentage of the outstanding

                                       48

Common Stock to be transferred (the "Pro Rata Share"), the consideration per Share to be paid by a third party purchaser and the other terms and conditions of the transaction. Within 15 days following the date of the Drag Along Notice, each Investor shall deliver certificates representing the Seller Shares, duly endorsed, together with all other documents required to be executed in connection with such transactions. If any Investor should fail to deliver such certificates, the Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 2.2 and that such Shares have been transferred to the third party purchaser and each Investor consents to such action by the Company.

         (c) Simultaneously with the consummation of the sale of the Shares pursuant to this Section 2.2, the selling Investor(s) shall promptly, but in any event not later than three (3) business days thereafter, remit to each other Investor the total sale price of the Seller Shares sold by such Investor pursuant thereto; and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by such other Investor.

         (d) The purchase from the Investor pursuant to this Section 2.2 shall be on the same date of transfer and on the same terms and conditions as are to be received by the selling Investor(s), which date, terms and conditions shall be stated in the Drag Along Notice (provided, however, that if any securities are to be received by the Investors in connection with such sale, each Investor will have the right to receive non-voting securities). No Investor shall be required to make any representations or warranties in connection with such sale other than customary limited representations solely with respect to such Investor's ownership of its Shares and authorization to participate in the transaction.

         (e) The rights and obligations of the parties set forth in this Section
2.2 shall terminate immediately prior to the consummation of a Qualified Public Offering.

                                   SECTION 3.

                      AFFIRMATIVE COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees as follows:

     3.1 Financial Information. So long as an Investor is a holder of at least 10% of the issued and outstanding Series A Preferred Stock (including shares of Common Stock issued upon conversion thereof), the Company will furnish to such Investor the following reports:

         (a) As soon as practicable after the end of each fiscal year, and in any event within one hundred and twenty (120) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company; and

                                       49

         (b) As soon as practicable after the end of each calendar quarter, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar quarter, and consolidated statements of income and cash flow for such period and for the current fiscal year to date, together with a comparison of such statements to the Company's operating plan then in effect.

     3.2 Assignment of Rights to Financial Information. The rights granted pursuant to Section 3.1 may be assigned by an Investor to a Permitted Transferee, provided that the Company receives notice thirty (30) days prior to such assignment.

     3.3 Termination of Covenants. The covenants set forth in Section 3 shall terminate on, and be of no further force or effect after, the date on which the Company is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

     3.4 Definition of Investor. For purposes of determining the amount of Shares held by an Investor, all Investors affiliated with any Investor shall be treated as a single Investor.

                                   SECTION 4.

                        Election of Directors; DEADLOCKS

     4.1 Voting Agreement. Until the termination of the covenants contained in this Section 4.1 in accordance with Section 4.2 below, and notwithstanding anything in the Company's Amended and Restated Certificate of Incorporation or Bylaws to the contrary, (i) the Company's Board of Directors shall consist of six members, and (ii) at any annual or special meeting of the stockholders of the Company at which one or more Board members are to be elected, or in any action by written consent of the stockholders of the Company pursuant to which one or more Board members are to be elected (whether such Board member(s) are to be elected due to expiration of term, or a vacancy, removal or resignation), each Investor agrees that he, she or it shall vote the Common Stock and other voting securities of the Company held by such Investor in a manner consistent with the following appointments: (i) three representatives appointed by Data Transmission Network Corporation ("DTN") without limitations; and (ii) three representatives appointed by Photon Research Associates, Inc. ("PRA") without limitations. A Director appointed by DTN and a Director appointed by PRA shall each serve as Co-Chairmen of the Board, with the initial Co-Chairmen being Greg Sloma and Jim Myer.

     4.2 Termination of Voting Agreement. The covenants set forth in Section 4.1 shall terminate immediately prior to the consummation of a Qualified Public Offering.

     4.3 Impasses.

         (a) Negotiation. In the event the Company's Board of Directors is evenly split with respect to any proposed action by the Company which requires the approval of its Board of Directors (an "Impasse"), the matter will be immediately referred to the Co-Chairmen of the Board, who will attempt in good faith to negotiate a mutually acceptable resolution for presentation to the Board of Directors.

                                       50

         (b) Mediation. If the Co-Chairmen of the Board are unable to agree on a resolution which breaks the Impasse within ten (10) days, the parties will attempt in good faith to reach a mutually acceptable resolution through a non-binding mediation to be conducted in accordance with procedures to be agreed upon by the parties at that time. The mediation process shall be concluded as expeditiously as possible but not more than forty-five (45) days after the expiration of the initial ten-day negotiation period. Any such mediation shall be held in Albuquerque, New Mexico unless the parties otherwise agree to another location.

         (c) Impasse Sale.

            (i) If the Impasse still exists following the conclusion of the mediation referred to in Section 4.3(b) above, then either DTN or PRA, as the case may be (the "First Party") may deliver written notice to the other party (the "Second Party") of its election to commence an Impasse sale under this
Section 4.3(c) (an "Impasse Sale Notice"). The Impasse Sale Notice shall set forth the purchase price (the "Purchase Price") for the First Party's entire ownership interest in the Company determined in its sole discretion, and shall constitute a binding offer by the First Party to (A) sell its entire ownership interest in the Company to the Second Party for the Purchase Price, or (B) to purchase the Second Party's entire ownership interest in the Company for the Purchase Price.

            (ii) Within thirty (30) days of its receipt of the Impasse Sale Notice, the Second Party shall elect by written notice to the First Party (the "Response") either to sell its entire ownership interest in the Company to the First Party for the Purchase Price, or to purchase the First Party's entire ownership interest in the Company for the Purchase Price. In the event the Second Party fails to respond within the requisite 30-day period, the Second Party shall be compelled to sell its entire ownership interest in the Company for the Purchase Price.

            (iii) Within one hundred twenty (120) days of the delivery of the Response or, if no Response is delivered, the expiration of the 30-day period described in clause (ii) above, the parties shall consummate the purchase and sale of the selling party's entire ownership interest in the Company (the "Impasse Sale Closing") in accordance with the Response and this Section 4.3(c). The party acquiring the other party's ownership interest shall provide ten (10) days' prior written notice to the other party of the date and time of the Impasse Sale Closing.

            (iv) The purchase and sale pursuant to this Section 4.3(c) shall be accomplished through an escrow established at a title insurance or escrow company mutually approved by the parties. The parties shall execute such further instructions as the escrow holder and the purchasing party reasonably may require to consummate such escrow, provided such instructions are not inconsistent with the terms of this Agreement. Closing costs shall be shared equally by the parties. The selling party shall transfer to the purchasing party its entire ownership interest in the Company free and clear of all liens, security interests and competing claims, and shall deliver to the purchasing party such instruments of transfer and such evidence of due authorization, execution and delivery and of the absence of such liens, security interests or competing claims as the purchasing party shall reasonably request. The selling party shall also deliver letters of resignation from the directors it has

                                       51
appointed pursuant to Section 4.1 above. At the Impasse Sale Closing, the purchasing party shall pay the Purchase Price to the selling party by a wire transfer of immediately available funds to a bank account designated by the selling party.

            (v) If the selling party or any of its affiliates is a guarantor of any obligations of the Company or otherwise liable thereon, prior to the Impasse Sale Closing the purchasing party shall use reasonable best efforts to obtain a release of each such guaranty or liability in form and content reasonably acceptable to the selling party and its guarantor affiliates. If such release cannot be obtained prior to the Impasse Sale Closing, the purchasing party shall hold the selling party and its guarantor affiliates harmless with respect to such guarantees and liabilities in form and content reasonably acceptable to the selling party and its guarantor affiliates.

            (vi) If the purchasing party fails to close the transaction within the 120-day period referred to in clause (iii) above, and such failure was caused by or within the reasonable control of the purchasing party, then the selling party may elect to acquire the defaulting purchasing party's entire ownership interest in the Company for ninety percent (90%) of the Purchase Price, by delivering written notice of such election to the defaulting purchasing party within ten (10) days of the expiration of the 120-day period. If the other party so elects, then the transaction shall be consummated in accordance with clauses (iii)-(v) above. If the selling party does not deliver a notice to the defaulting purchasing party within such 10-day period, then the Company's business shall continue as before and the First Party may not deliver another Impasse Sale Notice for a period of eighteen (18) months following the date of such party's original Impasse Sale Notice.

            (vii) Either party shall have the right to seek specific performance of this Section 4.3(c) in a court of competent jurisdiction or arbitration, and the other party shall not plead as a defense that an adequate remedy at law exists.

         (d) The covenants set forth in Section 4.3 shall terminate immediately prior to the consummation of a Qualified Public Offering.

                                   SECTION 5.

                                  Miscellaneous

     5.1 Assignment. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     5.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                                       52

     5.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to choice of laws or conflict of laws' provisions thereof.

     5.4 Counterparts. This Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

     5.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     5.7 Amendment and Waiver. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Registrable Securities; provided that (i) no such amendment or waiver shall impose or increase any liability or obligation on a Holder without the consent of such Holder; and (ii) no such amendment or waiver having a disproportionately adverse effect on any Holder in relation to the other Holders may be made without consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     5.8 Effect of Amendment or Waiver. The Investors and their successors and assigns acknowledge that by the operation of Section 5.7 hereof (but subject to the limitations therein) the Holders of the requisite percentage of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

     5.9 Rights of Holders. Each party to this Agreement shall have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other Holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

                                       53

     5.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     5.11 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto related to the subject matter hereof, and supersedes all prior agreements between the parties, whether written or oral, related to such subject matter.

     5.12 Aggregation of Stock. All securities held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     5.13 Dispute Resolution. Any dispute, claim or controversy arising under this Agreement or in any way related to this Agreement, or its interpretation, enforceability or inapplicability that cannot be resolved by mutual agreement of the parties shall be submitted to binding arbitration. The arbitration shall be conducted by a single arbitrator mutually agreed upon by the parties or, if no arbitrator is mutually selected within thirty (30) days of a demand therefor, then by a retired judge from the Judicial Arbitration and Mediation Service/Endispute ("JAMS") office located in San Diego, California. The arbitration shall be conducted in San Diego, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration award shall be final and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The parties hereby consent to the consolidation of any arbitration hereunder with any and all arbitrations commenced under the License Agreement, the Series A Preferred Stock Purchase Agreement, the Common Stock Purchase Agreement and/or the Warrants.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       54

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FOUNDERS:

                                          /s/ John Rasure
                                          -----------------------------
                                          John Rasure

                                          /s/ Mark Servilla
                                          -----------------------------

                                          /s/ Dan Long
                                          -----------------------------
                                          Dan Long

COMPANY:                                             EARTHSCAN NETWORK INC.


                                          By:/s/ John Rasure
                                             ----------------------
                                             John Rasure
                                          Title: President

                                          By:/s/ Sonya Kay Porth
                                             ----------------------
                                             Sonya Kay Porth
                                          Title:Corporate Secretary/Treasurer
                                       55

INVESTORS:                                DATA TRANSMISSION NETWORK CORPORATION


                                          By:/s/ Greg T. Sloma
                                             -------------------------
                                             Greg T. Sloma
                                          Title: President & COO

                                          By: /s/ Brian L. Larson
                                              ------------------------
                                              Brian L. Larson
                                          Title: SVP & CFO

                                          PHOTON RESEARCH ASSOCIATES, INC.


                                          By:/s/ James A. Myer
                                             -------------------------
                                             James A. Myer
                                          Title:CO-COB

                                          By:/s/ Sonya Kay Porth
                                             -------------------------
                                             Sonya Kay Porth
                                          Title:Corporate Secretary

                                          FLEMMING, LESSARD & SHIELDS, LLC


                                          By:/s/ B. Mason Flemming, Jr.
                                             ----------------------------
                                             B. Mason Flemming, Jr.
                                          Title: Managing Director

                                          By:
                                          Title:
                                       56

                                    EXHIBIT A

                              Schedule of Investors

                             Investor Name & Address


Photon Research Associates, Inc.
5720 Oberlin Drive
San Diego, California 92121


Data Transmission Network Corporation
9110 W. Dodge Road, #200
Omaha, NE  68114-3316

John Rasure
6565 Americas Parkway, Suite 660
Albuquerque, New Mexico  87110

Mark Servilla
6565 Americas Parkway, Suite 660
Albuquerque, New Mexico  87110

Dan Long
6565 Americas Parkway, Suite 660
Albuquerque, New Mexico  87110

                                       57

                                   Exhibit F

                         Common Stock Purchase Agreement

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       58

                                   Exhibit G

                                    Warrants

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       59

                                   Exhibit H

                            1999 Stock Incentive Plan

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       60

                                   Exhibit I

                           Form of DTN Promissory Note

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       61

                                   Exhibit J

                         Form of Opinion of DTN Counsel

"The reporting person agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon request."

                                       62